SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2003

TSI TELECOMMUNICATION HOLDINGS, LLC

TSI TELECOMMUNICATION SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-88168-01 333-88168	30-0041664 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 N. Franklin Street, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

ITEM 9. Regulation FD Disclosure

On April 3, 2003 the CEO and CFO issued certifications of amended consolidated financial statements for quarter ending June 30, 2002 of TSI Telecommunication Holdings, LLC, solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350).

Exhibits

Exhibit 99	CEO certification issued pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

Exhibit 99	CFO certification issued pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 3, 2003

TSI TELECOMMUNICATION HOLDINGS, LLC (Registrant)

/s/ RAYMOND L. LAWLESS
Raymond L. Lawless
Chief Financial Officer, Secretary and Manager

TSI TELECOMMUNICATION SERVICES INC. (Registrant)

/s/ RAYMOND L. LAWLESS
Raymond L. Lawless
Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	CEO Certification dated April 3, 2003
99.2	CFO Certification dated April 3, 2003